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                                                                   EXHIBIT 4.7


       COMMON STOCK                                                                                               COMMON STOCK

          NUMBER                           ENCORE MEDICAL CORPORATION                                                SHARES
                                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                                                                                   SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS

                                                                                                                  CUSIP 29256E 10 9

THIS CERTIFIES THAT



IS THE OWNER OF




                       FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF PAR VALUE $.001 PER SHARE

----------------------------------------------  ENCORE MEDICAL CORPORATION  ------------------------------------------------------

(herein called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed or assigned for transfer. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Agent.

                                                       CERTIFICATE OF STOCK

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly appointed officers.


Dated:

/s/    HARRY L. ZIMMERMAN                                                               /s/ NICK CINDRICH

SECRETARY                                                   [SEAL]                      CHIEF EXECUTIVE OFFICER


By

COUNTERSIGNED AND REGISTERED:
    CONTINENTAL STOCK TRANSFER & TRUST COMPANY                                          TRANSFER AGENT
              (Jersey City, New Jersey)                                                 AND REGISTRAR



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                           ENCORE MEDICAL CORPORATION
--------------------------------------------------------------------------------

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
             * * * * *

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________,
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:________________


                                   X _______________________________________

                                   X _______________________________________
                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATSOEVER.

               SIGNATURE GUARANTEED: _______________________________________
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION.
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO B.F.C. RULE 17Ad-16.